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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K
                                 CURRENT REPORT




                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):
                    September 20, 2000 (September 13, 2000)

                         Commission file number 0-24787

                       AFFILIATED COMPUTER SERVICES, INC.
             (Exact name of registrant as specified in its charter)



          Delaware                                       51-0310342
--------------------------------              ---------------------------------
(State or other Jurisdiction                  (IRS Employer Identification No.)
of Incorporation)


                               2828 NORTH HASKELL
                               DALLAS, TEXAS 75204
                    (Address of principal executive offices)
                                   (Zip Code)

                                 (214) 841-6111
              (Registrant's telephone number, including area code)



ITEM 5. OTHER EVENTS

         On February 11, 1999 and on or about April 16, 1999, Caremark, Inc., one of our large outsourcing clients, filed lawsuits alleging that we had breached certain contractual obligations. On February 25, 1999, we filed a lawsuit against Caremark and its parent, Caremark Rx, Inc., alleging that Caremark had no basis for its allegations and that Caremark Rx had tortiously interfered with the Caremark contract. On September 13, 2000, these lawsuits were settled by agreement of the parties, which resulted in a contract extension through August 13, 2006, and a dismissal of all claims.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   September 20, 2000

                                        Affiliated Computer Services, Inc.



                                        By: /s/ MARK KING
                                            ----------------------------------
                                                Mark King
                                                Executive Vice President and
                                                Chief Financial Officer



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